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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-01605

                          Pioneer Balanced Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  December 31


Date of reporting period:  January 1, 2006 through June 30, 2006


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


--------------------------------------------------------------------------------

                                     PIONEER
                                     -------
                                    BALANCED
                                      FUND

                                   Semiannual
                                     Report

                                    6/30/06


                              [LOGO] PIONEER
                                     Investments(R)

Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                         2
Portfolio Management Discussion               4
Portfolio Summary                             9
Prices and Distributions                     10
Performance Update                           11
Comparing Ongoing Fund Expenses              15
Schedule of Investments                      17
Financial Statements                         32
Notes to Financial Statements                40
Trustees, Officers and Service Providers     49

                                                                     President's

Dear Shareowner,
--------------------------------------------------------------------------------
We know from the history of the capital markets that sudden shifts in investor sentiment can occur with little warning, based on an assortment of events. We believe such a shift in sentiment is occurring in reaction to the possibility that U.S. economic growth may slow in the second half of 2006.

While U.S. markets fell in late May and early June, the economic events of the six- and 12-month periods ending June 30, 2006, have actually been characterized by continued low inflation at home and strong growth prospects abroad with rising commodity and stock prices.

According to the International Monetary Fund, international economic growth in 2004-5 was the fastest of any two-year period in more than 30 years, and 2006 growth is projected to match the healthy growth of 2005. The growth has been broad-based, with Europe, Japan, and emerging market economies all showing strength. The result has been rising prices across a broad range of commodities, increasing corporate profits, and higher interest rates.

The U.S. bond markets' concern has been that strong economic growth would spark inflation - we have already seen commodity prices rise, and U.S. labor costs are threatening to increase, since we are close to full employment. That may also be a reason why public sentiment is becoming uneasy.

Despite strong first quarter economic growth, the U.S. economy for the second half of the year may slow in reaction to past increases in interest rates and energy costs. Thus far the only sign of such a slowdown has been a cooling housing market. Yet many observers believe a slower growing economy could be welcomed by the markets.

The U.S. Federal Reserve has continued its program of measured short-term interest rate increases. However, the Fed Chairman, Ben Bernanke, indicated that inflation may moderate, which would permit the Fed to stop raising interest rates. Such action could have positive effects for both consumers and investors over the intermediate-to-longer term. By restraining inflation, the Fed may also limit upward

Letter

pressure on longer-maturity bond yields and downward pressure on stocks' price/earnings ratios.

In summary, we think security market valuations remain reasonable, and yet there are no guarantees in investing. The unpredictability reinforces the importance of Pioneer's message that investors should remain diversified, take a long-term view, and base investment decisions on economic and market fundamentals, rather than on emotion. Our investment philosophy and approach continue to be based on the use of fundamental research to identify a range of opportunities that offer an attractive balance of risk and reward to help shareowners work toward their long-term goals.

Respectfully,

/s/ Osbert M. Hood

Osbert M. Hood,
President
Pioneer Investment Management, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Balanced Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/06
--------------------------------------------------------------------------------

The economy grew at a healthy pace during the first six months of 2006, although some early signs emerged to indicate that the rate of economic growth might be slowing. Stocks generally delivered modest returns over the six months, despite slumping in May and June on worries that the Federal Reserve might raise interest rates further than had been anticipated and hold back economic growth. Small- and mid-cap stocks continued to outperform large-caps, and benchmarks for value stocks recorded higher gains than growth stock indices. In the fixed income market, interest rates across the yield curve - among securities of all maturities - rose, and bond prices generally declined. Shorter-duration strategies tended to produce better returns than long-duration strategies, especially in high-grade securities. High-yield, below-investment grade bonds outperformed higher-quality securities early in the year, but slumped along with stocks in the final two months.

In the following interview, Timothy Mulrenan, who is responsible for the equity portfolio of Pioneer Balanced Fund, and Richard Schlanger, who is responsible for the Fund's fixed-income portfolio, discuss the factors that influenced the Fund's performance over the six months ended June 30, 2006.

Q:  How did the Fund perform during the first half of 2006?

A: Pioneer Balanced Fund, Class A shares, had flat returns during the six months ending June 30, 2006, with a total return of 0.00%, at net asset value. Over the same time period, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index returned 2.71% and -0.72%, respectively. During the same six months, the average return of 577 funds in Lipper's Mixed-Asset Target Allocation Growth Fund category was 2.38%.

    Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

    The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Pioneer Balanced Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Q:  What were the Fund's principal investment strategies during the six months?

A: We maintained a slight overweighting in equities, which comprised about 63% of assets on June 30, 2006, compared to a typical allocation of 60%.
    Within the equity portfolio, we maintained our focus on large-cap companies that have experienced consistent growth. This emphasis, however, did not help performance as value stocks and small-company stocks outperformed the stable growth companies that we believed offered the most attractive relative values.

    We made no major sector changes among our equity investments, although we modestly reduced our overweight in energy companies. While we still are impressed by the long-term prospects for the energy sector, we thought near-term growth may begin to slow. We were overweighted in consumer staples and, to a lesser extent, in information technology and health care. We were underweighted in financials, especially banks, because of the vulnerability of their earnings margins as the difference between interest rates of short-term and long-term securities flattens. Moreover, we believe some banks may need to add to their reserves against loan losses.

    We added to our information technology positions when we invested in Corning, a leader in producing flat-screen panels for televisions and computer monitors. In media, we sold shares of CBS because of concerns that growth in traditional media would slow. At the same time, we invested in cable company Comcast. We also reduced our position in the U.K.-based Vodafone, a major telecommunications service provider, because of our concerns about competitive pressure in Europe.

    We made no significant changes in our fixed income strategy during the six months, although duration - or sensitivity to interest rate changes - increased somewhat, partly because of the natural lengthening of duration in mortgage securities as mortgage prepayment rates declined. The portfolio's duration was 4.75 years on June 30, 2006, compared to 4.55 years six months earlier. We invested opportunistically, buying bonds of Sevan Marine, a Norwegian oil field services company, partly because we favored the prospects of the Norwegian currency, the Krone. We also invested in collateralized mortgage obligations. As we did this, we sold

Pioneer Balanced Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/06                            (continued)
--------------------------------------------------------------------------------

    bonds of Bausch & Lomb, the eye products company, and of Sunsage, a Korean auto parts company. We also slightly upgraded the overall credit quality of the portfolio. On June 30, the portfolio's average credit quality was AA-, with 71.4% of fixed income assets invested in AAA or the equivalent, while just 8.8% of fixed income assets were invested in high-yield corporates.

Q:  What types of equity investments most influenced performance?

A: Among our stock positions, pharmacy chain CVS was a particularly strong performer. The company's sales and profit growth exceeded expectations as the company continued to execute its strategy of buying underperforming assets and increasing their profitability. Cable company Comcast, in which we invested when its stock price was low, succeeded in taking more market share of household expenditures by offering television, Internet and telephone service.

    Several information technology investments also helped, including Cisco, Hewlett-Packard and First Data, all of which gained while other tech stocks were declining. The Fund's performance was helped because we had very limited exposure to the poor-performing semiconductor industry.

    Several health care investments held back results, including biotechnology leader Amgen and generic pharmaceutical manufacturer Teva. Investors were concerned about a patent dispute over rights to an anemia drug in which Amgen is involved, while Teva declined after reporting disappointing earnings. We retained both positions as of June 30, 2006. Also detracting from performance was Wrigley, which lowered its earnings forecasts because of investments in new marketing initiatives. We also continued to hold the position in Wrigley, which we believe has a very attractive franchise.

    Shares of Microsoft declined as the company reduced its earnings forecast due to an increase in investment spending on new marketing and R&D initiatives. Despite the near-term disappointment, we believe that the flow of new products at Microsoft, supported by increased spending, will help drive healthy long-term profit growth.

    Media giant Viacom performed poorly as cable network advertising sales, in both the U.S. and Europe, softened in recent months. We still view the company as holding some of the highest quality

Pioneer Balanced Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    cable network assets and believe the company may deliver above-average long-term growth and profitability.

Q:  What types of fixed income investments most influenced performance?

A: Our relatively short maturity helped in a rising interest rate environment, as did the quality emphasis. In addition, our overweights in mortgage securities helped support results during the period.

    Holding back results were our positions in some long-duration assets, which were vulnerable to price losses as long-term interest rates rose. We had no major credit problems.

Q:  What is your investment outlook?

A: We anticipate that economic growth will slow in the coming months. The U.S. Federal Reserve Board probably is near the end of its cycle of interest-rate hikes, but other major central banks may continue to raise rates. One consequence could be a further weakening of the U.S. dollar versus other currencies. One positive for fixed income markets is that there still is a lot of liquidity in world markets, which should guard against any dramatic increase in long-term interest rates. Returns of between 5% and 5 1/2% are still very attractive to foreign investors.

    We expect continued volatility in the domestic equity market over the next several months against a backdrop of a slowing economy, high energy prices, high interest rates and the current slowdown in residential real estate. As a consequence, we believe investors' expectations for corporate profit growth will probably soften. Offsetting these negative influences, however, is the widespread expectation that the Federal Reserve will stop raising interest rates soon. In addition, stock price increases over the past two years have not kept pace with increases in profits. As a consequence, current stock prices, as reflected in price/earnings ratios, are reasonable and provide some downside protection in a volatile environment. The stock market over the past two years has not distinguished between cyclical profits and consistent profits. As a result, we believe that higher-quality growth stocks of companies with good earnings, high returns on equity and high reinvestment rates should perform well. These companies, which we have been emphasizing, are trading at valuations that we do not believe reflect their potential values.

Pioneer Balanced Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/06                            (continued)
--------------------------------------------------------------------------------

    When interest rates rise, the prices of fixed income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates.

    Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

    The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-Backed securities are also subject to pre-payments. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

    Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These opinions should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Balanced Fund
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 6/30/06
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[The following data was represented as a pie chart in the printed material]

U.S. Common Stocks                                      60.2%
U.S. Government Securities                              23.5%
U.S. Corporate Bonds                                     9.4%
Temporary Cash Investment                                3.4%
Depositary Receipts for International Stocks             1.3%
Asset Backed Securities                                  1.0%
Collateralized Mortgage Obligations                      1.2%


Sector Diversification
--------------------------------------------------------------------------------
(As a percentage of total long-term securities)

[The following data was represented as a pie chart in the printed material]

U.S. Government Agency Obligations                      25.0%
Financials                                              14.6%
Information Technology                                  11.9%
Consumer Staples                                        11.0%
Health Care                                              8.9%
Consumer Discretionary                                   8.3%
Industrials                                              7.9%
Energy                                                   6.1%
Materials                                                5.0%
Telecommunication Services                               0.8%
Utilities                                                0.5%


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term securities)*

    1.   Berkshire Hathaway, Inc. (Class B)      3.42%
    2.   CVS Corp.                               3.38
    3.   First Data Corp.                        3.35
    4.   PepsiCo, Inc.                           3.33
    5.   Microsoft Corp.                         3.22
    6.   Northrop Grumman Corp.                  2.70
    7.   Praxair, Inc.                           2.45
    8.   United Parcel Service                   2.43
    9.   Comcast Corp.                           2.13
   10.   National-Oilwell Varco, Inc.            2.00

 * This list excludes temporary cash and derivative instruments. Portfolio holdings will vary for other periods.

Pioneer Balanced Fund
--------------------------------------------------------------------------------
PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

Net Asset Value Per Share
--------------------------------------------------------------------------------

    Class     6/30/06   12/31/05
------------ --------- ---------
       A       $9.82     $9.89
       B       $9.70     $9.77
       C       $9.78     $9.85
   Investor    $9.82     $9.90

Distributions Per Share
--------------------------------------------------------------------------------

                          1/1/06 - 6/30/06
             -------------------------------------------
                  Net
              Investment     Short-Term      Long-Term
    Class       Income     Capital Gains   Capital Gains
------------ ------------ --------------- --------------
       A        $0.7000         $  -           $  -
       B        $0.0300         $  -           $  -
       C        $0.0300         $  -           $  -
   Investor     $0.0900         $  -           $  -

--------------------------------------------------------------------------------
INDEX DEFINITIONS
--------------------------------------------------------------------------------

   The Standard & Poor's 500 Stock Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. The Lehman Brothers Aggregate Bond Index is a measure of the U.S. bond market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indexes.

   The indexes defined here pertain to the "Value of $10,000 Investment" charts on pages 11-14.

Pioneer Balanced Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/06                                        CLASS A SHARES
--------------------------------------------------------------------------------

   Investment Returns
   -----------------------------------------------------------------------------

   The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Balanced Fund at public offering price, compared to that of the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index.

--------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2006)
                          Net Asset    Public Offering
Period                   Value (NAV)     Price (POP)
 10 Years                    3.93%          3.45%
 5 Years                     1.46           0.54
 1 Year                      3.67          -0.97
--------------------------------------------------------


[The following data was represented as a mountain chart in the printed material]

                      Pioneer           Lehman Brothers
                      Balanced             Aggregate           Standard & Poor's
                       Fund                Bond Index            500 Index
                       ----                ----------            ---------
6/96                    9,550               10,000                 10,000
                       11,053               10,815                 13,468
6/98                   12,448               11,955                 17,532
                       12,380               12,331                 21,520
6/00                   12,617               12,894                 23,081
                       13,057               14,342                 19,660
6/02                   11,679               15,579                 16,126
                       12,193               17,200                 16,165
6/04                   13,231               17,255                 19,253
                       13,545               18,428                 20,469
6/06                   14,042               18,280                 22,234


   Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

   NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

   Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

   The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

   The Fund adopted its current name and investment objective on February 3, 1997. Prior to that date, the Fund's name was Pioneer Income Fund and its objective was income from a portfolio of income-producing bonds and stocks.

Pioneer Balanced Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/06                                        CLASS B SHARES
--------------------------------------------------------------------------------

   Investment Returns
   -----------------------------------------------------------------------------
   The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Balanced Fund, compared to that of the Standard
   & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index.



--------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2006)
                              If          If
Period                       Held      Redeemed
 10 Years                    2.98%       2.98%
 5 Years                     0.54        0.54
 1 Year                      2.73       -1.27
--------------------------------------------------------


[The following data was represented as a mountain chart in the printed material]

                  Pioneer         Lehman Brothers
                 Balanced            Aggregate      Standard & Poor's
                   Fund             Bond Index        500 Index
                   ----             ----------        ---------
6/96              10,000             10,000             10,000
                  11,472             10,815             13,468
6/98              12,800             11,955             17,532
                  12,609             12,331             21,520
6/00              12,740             12,894             23,081
                  13,060             14,342             19,660
6/02              11,581             15,579             16,126
                  11,986             17,200             16,165
6/04              12,874             17,255             19,253
                  13,057             18,428             20,469
6/06              13,414             18,280             22,234

   Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

   "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge (CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for Class B shares continues to be 4%. For more complete information, please see the prospectus for details. Note: Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerinvestments.com/bshares.

   All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

   Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

   The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

   The Fund adopted its current name and investment objective on February 3, 1997. Prior to that date, the Fund's name was Pioneer Income Fund and its objective was income from a portfolio of income-producing bonds and stocks.

Pioneer Balanced Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/06                                        CLASS C SHARES
--------------------------------------------------------------------------------

   Investment Returns
   -----------------------------------------------------------------------------
   The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Balanced Fund, compared to that of the Standard
   & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index.

--------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2006)
                              If         If
Period                       Held     Redeemed
 Life-of-Class
 (1/31/96)                   2.95%      2.95%
 5 Years                     0.54       0.54
 1 Year                      2.83       2.83
--------------------------------------------------------

[The following data was represented as a mountain chart in the printed material]

                  Pioneer         Lehman Brothers
                 Balanced            Aggregate      Standard & Poor's
                   Fund             Bond Index        500 Index
                   ----             ----------        ---------
6/96              10,000             10,000            10,000
                  11,517             10,815            13,468
6/98              12,893             11,955            17,532
                  12,676             12,331            21,520
6/00              12,778             12,894            23,081
                  13,020             14,342            19,660
6/02              11,530             15,579            16,126
                  11,928             17,200            16,165
6/04              12,802             17,255            19,253
                  13,006             18,428            20,469
6/06              13,374             18,280            22,234

   Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

   Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

   Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

   The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

   The Fund adopted its current name and investment objective on February 3, 1997. Prior to that date, the Fund's name was Pioneer Income Fund and its objective was income from a portfolio of income-producing bonds and stocks.

Pioneer Balanced Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/06                                 INVESTOR CLASS SHARES
--------------------------------------------------------------------------------

   Investment Returns
   -----------------------------------------------------------------------------
   The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Balanced Fund, compared to that of the Standard
   & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index.


--------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2006)
                              If         If
Period                       Held     Redeemed
 Life-of-Class
 (12/13/04)                  2.79%      2.79%
 1 Year                      3.93       3.93
--------------------------------------------------------

[The following data was represented as a mountain chart in the printed material]

                  Pioneer         Lehman Brothers
                 Balanced            Aggregate      Standard & Poor's
                   Fund             Bond Index        500 Index
                   ----             ----------        ---------
12/04             10,000             10,000            10,000
6/05               9,980             10,251             9,919
6/06              10,372             10,169            10,774

   Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

   Certain Pioneer funds (the "Funds") issued Investor Class shares in connection with the reorganization of Safeco mutual funds. The Funds are not offering additional Investor Class shares except in connection with the reinvestment of dividends on the Funds' outstanding Investor Class shares. All Investor Class shares of the Funds, whenever issued, convert to Class A shares of their respective Funds on December 10, 2006. Investor Class shares are not subject to sales charges.

   Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

   The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

   The Fund adopted its current name and investment objective on February 3, 1997. Prior to that date, the Fund's name was Pioneer Income Fund and its objective was income from a portfolio of income-producing bonds and stocks.

Pioneer Balanced Fund
--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.


Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Balanced Fund

Based on actual returns from January 1, 2006 through June 30, 2006

Share Class                             A              B              C          Investor
-------------------------------   ------------   ------------   ------------   ------------
 Beginning Account Value          $1,000.00      $1,000.00      $1,000.00      $1,000.00
 On 1/01/06
 Ending Account Value             $1,000.00      $  995.90      $  995.90      $1,001.00
 On 6/30/06
 Expenses Paid During Period*     $    6.55      $   11.23      $   10.39      $    5.46

 * Expenses are equal to the Fund's annualized expense ratio of 1.32%, 2.27%, 2.10% and 1.10%, for Class A, Class B, Class C and Investor Class shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Balanced Fund
--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES                                    (continued)
--------------------------------------------------------------------------------

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Balanced Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from January 1, 2006 through June 30, 2006

Share Class                             A              B              C          Investor
-------------------------------   ------------   ------------   ------------   ------------
 Beginning Account Value          $1,000.00      $1,000.00      $1,000.00      $1,000.00
 On 1/01/06
 Ending Account Value             $1,018.25      $1,013.54      $1,014.38      $1,019.34
 On 6/30/06
 Expenses Paid During Period*     $    6.61      $   11.33      $   10.49      $    5.51

 * Expenses are equal to the Fund's annualized expense ratio of 1.32%, 2.27%, 2.10% and 1.10%, for Class A, Class B, Class C and Investor Class shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Balanced Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/06 (unaudited)
--------------------------------------------------------------------------------


   Shares                                                    Value
              COMMON STOCKS - 63.2%
              Energy - 5.3%
              Integrated Oil & Gas - 1.1%
    2,400     BP Amoco Plc (A.D.R.)                    $   167,064
   18,776     Exxon Mobil Corp.                          1,151,908
                                                       -----------
                                                       $ 1,318,972
                                                       -----------
              Oil & Gas Drilling - 1.4%
   37,200     ENSCO International, Inc.                $ 1,711,944
                                                       -----------
              Oil & Gas Equipment & Services - 2.1%
   37,188     National-Oilwell Varco, Inc.*            $ 2,354,744
                                                       -----------
              Oil & Gas Exploration & Production - 0.7%
   16,400     Encana Corp. (b)                         $   863,296
                                                       -----------
              Total Energy                             $ 6,248,956
                                                       -----------
              Materials - 3.7%
              Gold - 1.3%
   28,600     Newmont Mining Corp. (b)                 $ 1,513,798
                                                       -----------
              Industrial Gases - 2.4%
   53,500     Praxair, Inc.                            $ 2,889,000
                                                       -----------
              Total Materials                          $ 4,402,798
                                                       -----------
              Capital Goods - 4.5%
              Aerospace & Defense - 2.6%
   49,600     Northrop Grumman Corp.                   $ 3,177,376
                                                       -----------
              Industrial Conglomerates - 1.9%
   26,400     3M Co.                                   $ 2,132,328
                                                       -----------
              Total Capital Goods                      $ 5,309,704
                                                       -----------
              Commercial Services & Supplies - 0.3%
              Diversified Commercial Services - 0.3%
    9,700     Cintas Corp.*(b)                         $   385,672
                                                       -----------
              Total Commercial Services & Supplies     $   385,672
                                                       -----------
              Transportation - 2.4%
              Air Freight & Couriers - 2.4%
   34,700     United Parcel Service                    $ 2,856,851
                                                       -----------
              Total Transportation                     $ 2,856,851
                                                       -----------

The accompanying notes are an integral part of these financial statements.   17

Pioneer Balanced Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/06 (unaudited)                        (continued)
--------------------------------------------------------------------------------

   Shares                                                  Value
              Consumer Durables & Apparel - 1.3%
              Apparel, Accessories & Luxury Goods - 1.3%
   42,800     Liz Claiborne, Inc.                    $ 1,586,168
                                                     -----------
              Total Consumer Durables & Apparel      $ 1,586,168
                                                     -----------
              Media - 3.4%
              Broadcasting & Cable TV - 2.1%
   76,600     Comcast Corp.*                         $ 2,510,948
                                                     -----------
              Movies & Entertainment - 1.3%
   43,797     Viacom, Inc. (Class B)                 $ 1,569,684
                                                     -----------
              Total Media                            $ 4,080,632
                                                     -----------
              Retailing - 1.5%
              Apparel Retail - 1.5%
   61,900     Ross Stores, Inc.                      $ 1,736,295
                                                     -----------
              Total Retailing                        $ 1,736,295
                                                     -----------
              Food & Drug Retailing - 3.6%
              Drug Retail - 3.4%
  129,700     CVS Corp.                              $ 3,981,790
                                                     -----------
              Food Distributors - 0.1%
    3,400     Sysco Corp.                            $   103,904
                                                     -----------
              Hypermarkets & Supercenters - 0.1%
    3,700     Wal-Mart Stores, Inc.                  $   178,229
                                                     -----------
              Total Food & Drug Retailing            $ 4,263,923
                                                     -----------
              Food, Beverage & Tobacco - 6.4%
              Brewers - 0.6%
   14,900     Anheuser-Busch Companies, Inc. (b)     $   679,291
                                                     -----------
              Packaged Foods & Meats - 1.6%
   41,000     William Wrigley Jr. Co.                $ 1,859,760
                                                     -----------
              Soft Drinks - 4.2%
   24,800     Coca-Cola Co.                          $ 1,066,896
   65,400     PepsiCo, Inc.                            3,926,616
                                                     -----------
                                                     $ 4,993,512
                                                     -----------
              Total Food, Beverage & Tobacco         $ 7,532,563
                                                     -----------

18    The accompanying notes are an integral part of these financial statements.

Pioneer Balanced Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Shares                                                         Value
              Household & Personal Products - 0.9%
              Personal Products - 0.9%
   27,200     Estee Lauder Co.*                            $  1,051,824
                                                           ------------
              Total Household & Personal Products          $  1,051,824
                                                           ------------
              Health Care Equipment & Services - 2.1%
              Health Care Distributors - 1.2%
   21,100     Cardinal Health, Inc.                        $  1,357,363
                                                           ------------
              Health Care Equipment - 0.8%
   30,200     Biomet, Inc.                                 $    944,958
                                                           ------------
              Health Care Technology - 0.1%
    5,100     IMS Health, Inc.                             $    136,935
                                                           ------------
              Total Health Care Equipment & Services       $  2,439,256
                                                           ------------
              Pharmaceuticals & Biotechnology - 6.5%
              Biotechnology - 1.9%
   34,868     Amgen, Inc.*                                 $  2,274,440
                                                           ------------
              Pharmaceuticals - 4.6%
   11,100     Eli Lilly & Co.                              $    613,497
   64,021     Pfizer, Inc.                                    1,502,573
   31,616     Teva Pharmaceutical Industries, Ltd. (b)          998,750
   51,500     Wyeth                                           2,287,115
                                                           ------------
                                                           $  5,401,935
                                                           ------------
              Total Pharmaceuticals & Biotechnology        $  7,676,375
                                                           ------------
              Banks - 0.3%
              Diversified Banks - 0.3%
    4,620     U.S. Bancorp                                 $    142,666
    4,000     Wachovia Corp.                                    216,320
                                                           ------------
                                                           $    358,986
                                                           ------------
              Total Banks                                  $    358,986
                                                           ------------
              Diversified Financials - 5.1%
              Asset Management & Custody Banks - 1.3%
   47,900     The Bank of New York Co., Inc.               $  1,542,380
                                                           ------------
              Consumer Finance - 1.7%
   38,900     American Express Co.                         $  2,070,258
                                                           ------------
              Investment Banking & Brokerage - 0.7%
    9,400     Merrill Lynch & Co., Inc.                    $    653,864
                                                           ------------

The accompanying notes are an integral part of these financial statements.   19

Pioneer Balanced Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/06 (unaudited)                        (continued)
--------------------------------------------------------------------------------

   Shares                                                      Value
              Diversified Financial Services - 1.4%
   36,700     Bank of America Corp.                     $  1,765,270
                                                        ------------
              Total Diversified Financials              $  6,031,772
                                                        ------------
              Insurance - 4.6%
              Multi-Line Insurance - 0.2%
    3,500     American International Group, Inc.        $    206,675
                                                        ------------
              Property & Casualty Insurance - 4.4%
    1,325     Berkshire Hathaway, Inc. (Class B)*       $  4,031,975
   47,200     Progressive Corp.                            1,213,512
                                                        ------------
                                                        $  5,245,487
                                                        ------------
              Total Insurance                           $  5,452,162
                                                        ------------
              Software & Services - 6.5%
              Data Processing & Outsourced Services - 3.3%
   87,500     First Data Corp.                          $  3,941,000
                                                        ------------
              Systems Software - 3.2%
  162,900     Microsoft Corp.                           $  3,795,570
                                                        ------------
              Total Software & Services                 $  7,736,570
                                                        ------------
              Technology Hardware & Equipment - 4.1%
              Communications Equipment - 2.8%
   67,600     Cisco Systems, Inc.*                      $  1,320,228
   29,300     Corning, Inc.*                                 708,767
   33,400     Qualcomm, Inc.                               1,338,338
                                                        ------------
                                                        $  3,367,333
                                                        ------------
              Computer Hardware - 1.3%
   49,000     Hewlett-Packard Co.                       $  1,552,320
                                                        ------------
              Total Technology Hardware & Equipment     $  4,919,653
                                                        ------------
              Semiconductors - 0.4%
   15,000     Intel Corp.                               $    284,250
    9,000     Texas Instruments, Inc.                        272,610
                                                        ------------
                                                        $    556,860
                                                        ------------
              Total Semiconductors                      $    556,860
                                                        ------------
              Telecommunication Services - 0.3%
              Wireless Telecommunication Services - 0.3%
   18,200     Vodafone Group Plc (A.D.R.)               $    387,660
                                                        ------------
              Total Telecommunication Services          $    387,660
                                                        ------------

20    The accompanying notes are an integral part of these financial statements.

Pioneer Balanced Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  Shares                                                            Value
                   TOTAL COMMON STOCKS
                   (Cost $62,033,024)                         $75,014,680
                                                              -----------
                   RIGHTS/WARRANTS - 0.0%
                   Technology Hardware & Equipment - 0.0%
                   Communications Equipment - 0.0%
  1,883            Lucent Technologies, Expires 12/10/07*     $       508
                                                              -----------
                   TOTAL RIGHTS/WARRANTS
                   (Cost $2,194)                              $       508
                                                              -----------


                S&P/Moody's
Principal       Ratings
Amount          (unaudited)                                                              Value
                              ASSET BACKED SECURITIES - 1.0%
                              Transportation - 0.0%
                              Airlines - 0.0%
$   11,770      BBB+/Baa3     Continental Airlines, 6.648%, 9/15/17               $     11,704
                                                                                  ------------
                              Total Transportation                                $     11,704
                                                                                  ------------
                              Diversified Financials - 0.6%
                              Diversified Financial Services - 0.6%
   210,107      BB-/Ba2       Caithness Coso Fund Corp., 6.263%, 6/15/14
                                  (144A)                                          $    205,779
   217,871      BBB-/Baa2     PF Export Receivable Master Trust, 6.436%,
                              6/1/15 (144A)                                            217,834
   251,696      BBB/Baa2      Power Receivables Finance, 6.29%, 1/1/12 (144A)          250,732
                                                                                  ------------
                                                                                  $    674,345
                                                                                  ------------
                              Specialized Finance - 0.0%
    70,000      AAA/Aaa       MBNA Credit Card Master Note, Floating Rate
                              Note, 12/15/08                                      $     69,990
                                                                                  ------------
                              Total Diversified Financials                        $    744,335
                                                                                  ------------
                              Utilities - 0.4%
                              Electric Utilities - 0.4%
   272,580      BBB-/Baa3     FPL Energy America Wind LLC, 6.639%,
                              6/20/23 (144A)                                      $    278,623
   158,400      BB-/Ba2       FPL Energy Wind Funding, 6.876%,
                              6/27/17 (144A)                                           158,202
                                                                                  ------------
                                                                                  $    436,825
                                                                                  ------------
                              Total Utilities                                     $    436,825
                                                                                  ------------
                              TOTAL ASSET BACKED SECURITIES
                              (Cost $1,199,073)                                   $  1,192,864
                                                                                  ------------

The accompanying notes are an integral part of these financial statements.   21

Pioneer Balanced Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/06 (unaudited)                          (continued)
--------------------------------------------------------------------------------

                S&P/Moody's
Principal       Ratings
Amount          (unaudited)                                                            Value
                              COLLATERALIZED MORTGAGE OBLIGATIONS - 1.2%
                              Diversified Financials - 0.1%
                              Diversified Financial Services - 0.1%
$   60,000      NR/Ba1        Global Signal, 7.036%, 2/15/36 (144A)             $     59,918
                                                                                ------------
                              Total Diversified Financials                      $     59,918
                                                                                ------------
                              Government - 1.1%
   500,000      AAA/Aaa       Fannie Mae, 6.0%, 6/25/16                         $    498,281
   145,205      NR/NR         Federal Home Loan Bank, 5.0%, 1/15/16                  143,211
   295,508      AAA/Aaa       Federal Home Loan Mortgage Corp., 5.875%,
                              5/15/16                                                294,517
   437,425      AAA/Aaa       Freddie Mac, 6.1%, 9/15/18                             435,832
                                                                                ------------
                                                                                $  1,371,841
                                                                                ------------
                              Total Government                                  $  1,371,841
                                                                                ------------
                              TOTAL COLLATERALIZED MORTGAGE
                              OBLIGATIONS
                              (Cost $1,443,610)                                 $  1,431,759
                                                                                ------------
                              CORPORATE BONDS - 9.7%
                              Energy - 0.8%
                              Integrated Oil & Gas - 0.1%
   120,000      A-/A3         Occidental Petroleum, 6.75%, 1/15/12              $    126,262
    25,000      BBB/Baa2      Petro-Canada, 4.0%, 7/15/13                             22,116
    15,000      BBB+/Baa1     USX Corp., 6.85%, 3/1/08                                15,275
                                                                                ------------
                                                                                $    163,653
                                                                                ------------
                              Oil & Gas Equipment & Services - 0.1%
 1,000,000      NR/NR         Sevan Marine, 9.0%, 3/31/08                       $    165,776
                                                                                ------------
                              Oil & Gas Exploration & Production - 0.3%
   300,000      BBB/NR        Gazprom International SA, 7.201%,
                              2/1/20 (144A)                                     $    304,125
    65,000      BBB/Baa1      Pemex Project Funding Master, 9.125%,
                              10/13/10                                                71,175
                                                                                ------------
                                                                                $    375,300
                                                                                ------------
                              Oil & Gas Refining & Marketing - 0.2%
    65,000      BBB/Baa2      Boardwalk Pipelines LLC, 5.5%, 2/1/17             $     61,315
   100,000      BB-/Ba2       Semco Energy, Inc., 7.125%, 5/15/08                     99,286
                                                                                ------------
                                                                                $    160,601
                                                                                ------------
                              Oil & Gas Storage & Transportation - 0.1%
    40,000      BBB+/Baa1     Kinder Morgan Energy Partners, 6.75%, 3/15/11     $     40,863
                                                                                ------------
                              Total Energy                                      $    906,193
                                                                                ------------

22    The accompanying notes are an integral part of these financial statements.

Pioneer Balanced Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                S&P/Moody's
Principal       Ratings
Amount          (unaudited)                                                              Value
                              Materials - 1.2%
                              Aluminum - 0.1%
$  150,000      B/B1          Novelis, Inc., 7.25%, 2/15/15                       $    144,000
                                                                                  ------------
                              Commodity Chemicals - 0.2%
   300,000      BB-/Ba2       Nova Chemicals, Ltd., 6.5%, 1/15/12                 $    276,000
                                                                                  ------------
                              Diversified Metals & Mining - 0.4%
   425,000      BBB-/Baa3     Inco, Ltd., 7.2%, 9/15/32                           $    435,078
                                                                                  ------------
                              Fertilizers & Agricultural Chemicals - 0.0%
    30,000      BBB+/Baa1     Potash Corp., Saskatchewan, 4.875%, 3/1/13          $     28,217
                                                                                  ------------
                              Metal & Glass Containers - 0.1%
   125,000      BBB/Baa2      Tenneco Packaging, 8.125%, 6/15/17                  $    137,972
                                                                                  ------------
                              Paper Products - 0.4%
   150,000      B+/B1         Abitibi-Consolidated, Inc., 6.95%, 4/1/08                145,313
   300,000      B-/B3         MDP Acquisition, 9.625%, 10/1/12                         309,000
                                                                                  ------------
                                                                                  $    454,313
                                                                                  ------------
                              Total Materials                                     $  1,475,580
                                                                                  ------------
                              Capital Goods - 0.6%
                              Aerospace & Defense - 0.1%
    25,000      A/A2          Boeing Co., 5.125%, 2/15/13                         $     24,119
    80,000      A/A2          Honeywell International, 7.5%, 3/1/10                     84,770
                                                                                  ------------
                                                                                  $    108,889
                                                                                  ------------
                              Electrical Component & Equipment - 0.1%
    85,000      NR/WD         Orcal Geothermal, 6.21%, 12/30/20 (144A)            $     82,750
                                                                                  ------------
                              Industrial Conglomerates - 0.2%
   145,000      AAA/Aaa       General Electric Capital Corp., 6.125%, 2/22/11     $    147,725
    90,000      AAA/Aaa       General Electric Capital Corp., 6.75%, 3/15/32            96,068
                                                                                  ------------
                                                                                  $    243,793
                                                                                  ------------
                              Trading Companies & Distributors - 0.2%
   300,000      BBB-/Baa3     Glencore Funding LLC, 6.0%, 4/15/14 (144A)          $    273,986
                                                                                  ------------
                              Total Capital Goods                                 $    709,418
                                                                                  ------------
                              Automobiles & Components - 0.4%
                              Automobile Manufacturers - 0.4%
    80,000      B+/Ba3        Ford Motor Co., 7.25%, 10/1/08 (b)                  $     79,200
   500,000      B-/Caa1       General Motors, 7.2%, 1/15/11 (b)                        442,500
                                                                                  ------------
                                                                                  $    521,700
                                                                                  ------------
                              Total Automobiles & Components                      $    521,700
                                                                                  ------------

The accompanying notes are an integral part of these financial statements.   23

Pioneer Balanced Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/06 (unaudited)                        (continued)
--------------------------------------------------------------------------------

                S&P/Moody's
Principal       Ratings
Amount          (unaudited)                                                         Value
                              Consumer Durables & Apparel - 0.2%
                              Home Furnishings - 0.1%
$   95,000      BBB-/Baa3     Mohawk Industries, Inc., 6.125%, 1/15/16       $     91,585
                                                                             ------------
                              Total Consumer Durables & Apparel              $     91,585
                                                                             ------------
                              Consumer Services - 0.1%
                              Hotels, Resorts & Cruise Lines - 0.2%
   100,000      BBB-/Ba1      Royal Caribbean Cruises, 7.25%, 6/15/16        $     99,027
                                                                             ------------
                              Total Consumer Services                        $     99,027
                                                                             ------------
                              Media - 1.3%
                              Broadcasting & Cable TV - 0.9%
   500,000      BBB+/Baa2     Comcast Cable Corp., 7.125%, 6/15/13           $    523,766
    80,000      BBB+/Baa2     Comcast Cable Corp., 5.3%, 1/15/14                   75,267
   300,000      BBB-/Baa3     Cox Communications, 7.125%, 10/1/12                 310,297
   150,000      BB+/Baa3      Cox Enterprises, 4.375%, 5/1/08 (144A)              145,181
                                                                             ------------
                                                                             $  1,054,511
                                                                             ------------
                              Publishing - 0.4%
   512,000      BBB/Baa2      News America, Inc., 7.3%, 4/30/28              $    519,196
                                                                             ------------
                              Total Media                                    $  1,573,707
                                                                             ------------
                              Retailing - 0.1%
                              Department Stores - 0.0%
    15,000      A/Baa1        Nordstrom, Inc., 5.625%, 1/15/09               $     14,927
                                                                             ------------
                              Specialty Stores - 0.1%
   130,000      BBB-/Baa3     Tanger Factory Outlet Centers, Inc., 6.15%,
                              11/15/15                                       $    126,303
                                                                             ------------
                              Total Retailing                                $    141,230
                                                                             ------------
                              Food, Beverage & Tobacco - 0.1%
                              Brewers - 0.0%
    35,000      BBB+/Baa1     Miller Brewing Co., 5.5%, 8/15/13 (144A)       $     33,582
                                                                             ------------
                              Packaged Foods & Meats - 0.1%
    35,000      A+/A1         Unilever Capital Corp., 7.125%, 11/1/10        $     36,748
                                                                             ------------
                              Soft Drinks - 0.0%
    35,000      A/A3          Bottling Group LLC, 5.0%, 11/15/13             $     33,284
                                                                             ------------
                              Total Food, Beverage & Tobacco                 $    103,614
                                                                             ------------
                              Health Care Equipment & Services - 0.4%
                              Health Care Facilities - 0.4%
   500,000      BB+/Ba2       HCA, Inc., 6.3%, 10/1/12                       $    470,261
                                                                             ------------
                              Total Health Care Equipment & Services         $    470,261
                                                                             ------------

24    The accompanying notes are an integral part of these financial statements.

Pioneer Balanced Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                S&P/Moody's
Principal       Ratings
Amount          (unaudited)                                                          Value
                              Banks - 0.5%
                              Diversified Banks - 0.5%
$   80,000      AAA/Aaa       International Bank for Reconstruction &
                              Development, 4.375%, 9/28/06                    $     79,805
   115,000      BB+/Baa2      Kazkommerts International BV, 8.0%, 11/3/15          111,550
   150,000      AAA/Aaa       KFW-Kredit Wiederaufbau, 2.75%, 5/8/07               146,524
   225,000      AA-/Aa2       National Westminster, 7.375%, 10/1/09                238,246
    30,000      AA-/Aa2       US Bancorp, 3.125%, 3/15/08                           28,815
                                                                              ------------
                                                                              $    604,940
                                                                              ------------
                              Regional Banks - 0.0%
    40,000      A-/A2         Keycorp, 2.75%, 2/27/07                         $     39,141
                                                                              ------------
                              Total Banks                                     $    644,081
                                                                              ------------
                              Diversified Financials - 0.6%
                              Consumer Finance - 0.2%
   265,000      A/A2          SLM Corp., Floating Rate Note, 7/25/14          $    242,146
                                                                              ------------
                              Investment Banking & Brokerage - 0.2%
   200,000      B+/Ba2        E*Trade Financial Corp., 8.0%, 6/15/11          $    204,000
                                                                              ------------
                              Diversified Financial Services - 0.2%
   300,000      A-/Baa3       Brascan Corp., 5.75%, 3/1/10                    $    298,126
                                                                              ------------
                              Total Diversified Financials                    $    744,272
                                                                              ------------
                              Insurance - 1.1%
                              Life & Health Insurance - 0.3%
   300,000      BB+/Ba1       Provident Co., Inc., 7.0%, 7/15/18              $    289,643
                                                                              ------------
                              Multi-Line Insurance - 0.1%
   150,000      A/Baa1        Loew Corp., 5.25%, 3/15/16                      $    138,793
                                                                              ------------
                              Property & Casualty Insurance - 0.4%
   180,000      BBB-/NR       Kingsway America, Inc., 7.5%, 2/1/14            $    178,233
   350,000      BB+/Baa3      Ohio Casualty Corp., 7.3%, 6/15/14                   353,995
                                                                              ------------
                                                                              $    532,228
                                                                              ------------
                              Reinsurance - 0.3%
   300,000      BBB-/Baa3     Odyssey Re Holdings, 7.65%, 11/1/13             $    288,243
   100,000      BBB/NA        Platinum Underwriters HD, 7.5%, 6/1/17                98,099
                                                                              ------------
                                                                              $    386,342
                                                                              ------------
                              Total Insurance                                 $  1,347,006
                                                                              ------------

The accompanying notes are an integral part of these financial statements.   25

Pioneer Balanced Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/06 (unaudited)                        (continued)
--------------------------------------------------------------------------------

                S&P/Moody's
Principal       Ratings
Amount          (unaudited)                                                       Value
                              Real Estate - 1.0%
                              Real Estate Investment Trusts - 1.0%
$  300,000      BBB-/Baa3     Colonial Reality LP, 6.15%, 4/15/13          $    295,610
   300,000      BBB-/Baa3     Health Care REIT, Inc., 6.2%, 6/1/16              291,435
   316,000      BB/Ba2        Host Marriott LP, 6.375%, 3/15/15                 297,040
   250,000      B+/B1         Trustreet Properties, Inc., 7.5%, 4/1/15          246,250
   100,000      BB+/Ba2       Ventas Realty Capital Corp., 7.125%,
                              6/1/15 (144A)                                     100,000
                                                                           ------------
                                                                           $  1,230,335
                                                                           ------------
                              Total Real Estate                            $  1,230,335
                                                                           ------------
                              Technology Hardware & Equipment - 0.4%
                              Computer Hardware - 0.4%
   500,000      BBB-/Baa3     NCR Corp., 7.125%, 6/15/09                   $    510,414
                                                                           ------------
                              Total Technology Hardware & Equipment        $    510,414
                                                                           ------------
                              Semiconductors - 0.2%
   250,000      BBB-/Baa3     Chartered Semiconductor, 6.375%, 8/3/15      $    238,665
                                                                           ------------
                              Total Semiconductors                         $    238,665
                                                                           ------------
                              Telecommunication Services - 0.5%
                              Integrated Telecommunication Services - 0.4%
   250,000      BBB+/Baa2     Telecom Italia Capital, 4.875%, 10/1/10      $    239,054
   300,000      BBB+/Baa2     Telecom Italia Capital, 5.25%, 11/15/13           277,340
                                                                           ------------
                                                                           $    516,394
                                                                           ------------
                              Wireless Telecommunication Services - 0.1%
    90,000      BBB-/Baa3     Embarq Corp., 7.082%, 6/1/16                 $     89,506
                                                                           ------------
                              Total Telecommunication Services             $    605,900
                                                                           ------------
                              Utilities - 0.1%
                              Electric Utilities - 0.1%
   115,000      BBB+/Baa3     Entergy Gulf States, 5.7%, 6/1/15            $    108,198
                                                                           ------------
                              Total Utilities                              $    108,198
                                                                           ------------
                              TOTAL CORPORATE BONDS
                              (Cost $11,752,816)                           $ 11,521,186
                                                                           ------------


26    The accompanying notes are an integral part of these financial statements.

Pioneer Balanced Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                S&P/Moody's
Principal       Ratings
Amount          (unaudited)                                                                    Value
                              TOTAL CORPORATE BONDS
                              U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 24.3%
                              Government - 24.3%
$  100,000      AAA/Aaa       Fannie Mae, 5.24%, 8/7/18                                 $     94,863
    65,000      AAA/Aaa       Federal Home Loan Bank, 3.875%, 6/14/13                         58,934
   370,248      NR/Aaa        Federal Home Loan Bank, 5.27%, 12/28/12                        365,065
   110,000      AAA/Aaa       Federal Home Loan Bank, 6.0%, 4/15/32                          111,173
   300,000      AAA/Aaa       Federal Home Loan Mortgage Corp., 3.25%, 2/25/08               289,235
   772,329      AAA/Aaa       Federal Home Loan Mortgage Corp., 4.5%, 12/1/20                729,165
   860,097      AAA/Aaa       Federal Home Loan Mortgage Corp., 5.0%, 11/1/34                805,827
   826,990      AAA/Aaa       Federal Home Loan Mortgage Corp., 5.0%, 4/1/34                 774,810
   241,188      NR/NR         Federal Home Loan Mortgage Corp., 5.5%, 10/1/16                237,009
   365,443      AAA/Aaa       Federal Home Loan Mortgage Corp., 5.5%, 11/1/34                351,931
   273,601      NR/NR         Federal Home Loan Mortgage Corp., 5.5%, 12/1/18                269,472
   907,785      AAA/Aaa       Federal Home Loan Mortgage Corp., 5.5%, 12/1/34                874,220
   478,279      AAA/Aaa       Federal Home Loan Mortgage Corp., 5.5%, 12/1/35                459,681
   184,687      NR/NR         Federal Home Loan Mortgage Corp., 6.0%, 1/1/33                 182,522
   273,323      NR/NR         Federal Home Loan Mortgage Corp., 6.0%, 4/1/33                 270,120
   330,594      AAA/Aaa       Federal Home Loan Mortgage Corp., 6.0%, 5/1/33                 326,491
   156,800      AAA/Aaa       Federal Home Loan Mortgage Corp., 6.0%, 6/1/34                 154,696
   157,990      AAA/Aaa       Federal Home Loan Mortgage Corp., 6.5%, 10/1/33                159,951
    19,891      NR/NR         Federal Home Loan Mortgage Corp., 6.5%, 11/1/33                 20,144
    47,079      NR/NR         Federal Home Loan Mortgage Corp., 6.5%, 5/1/09                  47,347
   304,815      AAA/Aaa       Federal Home Loan Mortgage Corp., 6.5%, 5/1/32                 307,506
   104,861      AAA/Aaa       Federal National Mortgage Association, 4.78%, 12/1/12          100,303
   157,936      AAA/Aaa       Federal National Mortgage Association, 5.0%, 12/1/17           152,456
   121,464      AAA/Aaa       Federal National Mortgage Association, 5.0%, 3/1/33            114,092
   347,536      AAA/Aaa       Federal National Mortgage Association, 5.0%, 5/1/18            335,464
   391,356      AAA/Aaa       Federal National Mortgage Association, 5.0%, 6/1/34            366,997
   350,000      AAA/Aaa       Federal National Mortgage Association, 5.2%, 11/8/10           344,106
   344,182      AAA/Aaa       Federal National Mortgage Association, 5.5%, 11/1/33           332,033
   173,512      AAA/Aaa       Federal National Mortgage Association, 5.5%, 12/1/34           167,101
   409,523      NR/NR         Federal National Mortgage Association, 5.5%, 2/1/17            402,676
    81,204      AAA/Aaa       Federal National Mortgage Association, 5.5%, 2/1/18             79,879
   109,597      NR/NR         Federal National Mortgage Association, 5.5%, 3/1/34            105,548
   323,355      AAA/Aaa       Federal National Mortgage Association, 5.5%, 4/1/34            311,408
    48,105      AAA/Aaa       Federal National Mortgage Association, 5.5%, 7/1/23             46,835
   230,040      AAA/Aaa       Federal National Mortgage Association, 5.5%, 8/1/14            226,731
    52,955      AAA/Aaa       Federal National Mortgage Association, 5.5%, 9/1/17             52,079
    38,210      AAA/Aaa       Federal National Mortgage Association, 6.0%, 1/1/29             37,795
    10,888      AAA/Aaa       Federal National Mortgage Association, 6.0%, 1/1/29             11,039
   233,175      NR/NR         Federal National Mortgage Association, 6.0%, 1/1/33            230,366
   240,564      AAA/Aaa       Federal National Mortgage Association, 6.0%, 12/1/33           237,511
   259,439      NR/NR         Federal National Mortgage Association, 6.0%, 2/1/33            256,147

The accompanying notes are an integral part of these financial statements.   27

Pioneer Balanced Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/06 (unaudited)                        (continued)
--------------------------------------------------------------------------------

                S&P/Moody's
Principal       Ratings
Amount          (unaudited)                                                                   Value
                              TOTAL CORPORATE BONDS
$   35,001      AAA/Aaa       Federal National Mortgage Association, 6.0%, 3/1/33        $   34,557
 1,000,000      AAA/Aaa       Federal National Mortgage Association, 6.0%, 7/1/36           984,062
    43,780      AAA/Aaa       Federal National Mortgage Association, 6.0%, 8/1/32            43,252
    15,105      AAA/Aaa       Federal National Mortgage Association, 6.0%, 9/1/29            14,940
 1,260,000      AAA/Aaa       Federal National Mortgage Association,6.125%, 3/15/12       1,298,144
    35,425      NR/NR         Federal National Mortgage Association, 6.5%, 10/1/32           35,738
   124,003      NR/NR         Federal National Mortgage Association, 6.5%, 4/1/29           125,896
    46,823      AAA/Aaa       Federal National Mortgage Association, 6.5%, 7/1/29            47,304
   254,115      NR/NR         Federal National Mortgage Association, 6.5%, 7/1/32           256,358
   119,912      NR/NR         Federal National Mortgage Association, 6.5%, 9/1/32           121,527
   122,764      AAA/Aaa       Federal National Mortgage Association, 6.5%, 12/1/21          124,243
    13,767      AAA/Aaa       Federal National Mortgage Association, 7.0%, 3/1/12            14,021
    40,000      AAA/Aaa       Federal National Mortgage Association,7.125%, 6/15/10          42,323
     3,655      AAA/Aaa       Federal National Mortgage Association, 8.0%, 1/1/31             3,857
     5,069      AAA/Aaa       Federal National Mortgage Association, 8.0%, 10/1/30            5,350
    12,321      AAA/Aaa       Federal National Mortgage Association, 8.0%, 2/1/29            13,021
     1,822      AAA/Aaa       Federal National Mortgage Association, 8.0%, 2/1/30             1,925
    27,556      AAA/Aaa       Federal National Mortgage Association, 8.0%, 3/1/31            29,115
     6,028      AAA/Aaa       Federal National Mortgage Association, 8.0%, 4/1/20             6,362
     2,205      AAA/Aaa       Federal National Mortgage Association, 8.0%, 4/1/30             2,328
     2,316      AAA/Aaa       Federal National Mortgage Association, 8.0%, 5/1/31             2,444
     2,124      AAA/Aaa       Federal National Mortgage Association, 8.0%, 7/1/30             2,241
    47,027      AAA/Aaa       Federal National Mortgage Association, 9.0%, 4/1/33            49,670
   354,823      NR/NR         Government National Mortgage Association II,
                              5.5%, 2/20/34                                                 342,783
   379,197      AAA/Aaa       Government National Mortgage Association II,
                              6.0%, 10/20/33                                                377,014
   114,149      AAA/Aaa       Government National Mortgage Association,
                              4.5%, 1/15/35                                                 104,830
   176,729      AAA/Aaa       Government National Mortgage Association,
                              4.5%, 4/15/35                                                 162,301
   399,285      AAA/Aaa       Government National Mortgage Association,
                              5.0%, 10/15/34                                                377,970
   283,371      AAA/Aaa       Government National Mortgage Association,
                              5.0%, 4/15/34                                                 268,507
   192,460      AAA/Aaa       Government National Mortgage Association,
                              5.5%, 10/15/33                                                186,782
   238,669      AAA/Aaa       Government National Mortgage Association,
                              5.5%, 12/15/34                                                231,539
   457,877      AAA/Aaa       Government National Mortgage Association,
                              5.5%, 8/15/17                                                 452,800

28    The accompanying notes are an integral part of these financial statements.

Pioneer Balanced Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

              S&P/Moody's
Principal     Ratings
Amount        (unaudited)                                                             Value
                            TOTAL CORPORATE BONDS
$ 378,939     AAA/Aaa       Government National Mortgage Association,
                              5.5%, 8/15/19                                     $   374,540
  117,176     AAA/Aaa       Government National Mortgage Association,
                            5.5%, 8/15/33                                           113,719
  338,841     NR/NR         Government National Mortgage Association,
                            5.5%, 8/15/33                                           328,845
   93,621     AAA/Aaa       Government National Mortgage Association,
                            5.5%, 9/15/33                                            90,916
  424,619     AAA/Aaa       Government National Mortgage Association,
                            5.50%, 8/15/33                                          412,092
  204,160     NR/NR         Government National Mortgage Association,
                            6.0%, 10/15/33                                          202,796
    5,232     NR/NR         Government National Mortgage Association,
                            6.0%, 4/15/14                                             5,269
   17,711     AAA/Aaa       Government National Mortgage Association,
                            6.0%, 8/15/13                                            17,808
  762,192     AAA/Aaa       Government National Mortgage Association,
                            6.0%, 8/15/34                                           756,913
  832,221     AAA/Aaa       Government National Mortgage Association,
                            6.0%, 9/15/33                                           826,660
  261,693     AAA/Aaa       Government National Mortgage Association,
                            6.0%, 9/15/34                                           259,881
  385,759     AAA/Aaa       Government National Mortgage Association,
                            6.0%, 12/15/33                                          383,182
  190,571     NR/NR         Government National Mortgage Association,
                            6.5%, 10/15/28                                          193,517
   88,320     NR/NR         Government National Mortgage Association,
                            6.5%, 5/15/33                                            89,472
   10,751     AAA/Aaa       Government National Mortgage Association,
                            7.0%, 4/15/28                                            11,092
    3,283     NR/NR         Government National Mortgage Association,
                            7.0%, 8/15/28                                             3,387
    7,208     NR/NR         Government National Mortgage Association,
                            7.5%, 1/15/30                                             7,536
    4,449     NR/NR         Government National Mortgage Association,
                            7.75%, 11/15/29                                           4,693
   29,527     NR/NR         Government National Mortgage Association,
                            8.0%, 2/15/30                                            31,348
  200,000     AAA/Aaa       U.S. Treasury Bonds, 4.0%, 2/15/14                      185,797
  720,000     AAA/Aaa       U.S. Treasury Bonds, 5.25%, 11/15/28                    716,625
  200,000     AAA/Aaa       U.S. Treasury Bonds, 6.25%, 8/15/23                     220,578
  100,000     AAA/Aaa       U.S. Treasury Bonds, 7.125%, 2/15/23                    119,641

The accompanying notes are an integral part of these financial statements.   29

Pioneer Balanced Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/06 (unaudited)                        (continued)
--------------------------------------------------------------------------------

                 S&P/Moody's
Principal        Ratings
Amount           (unaudited)                                                           Value
                               TOTAL CORPORATE BONDS
$  62,139        AAA/Aaa       U.S. Treasury Inflation Notes, 1.875%, 7/15/15   $     58,962
  453,792        AAA/Aaa       U.S. Treasury Inflation Protected Security,
                               3.375%, 1/15/12                                       475,347
  173,613        AAA/Aaa       U.S. Treasury Inflation Protected Security,
                               3.5%, 1/15/11                                         181,595
1,985,000        AAA/Aaa       U.S. Treasury Notes, 4.0%, 11/15/12                 1,865,745
  800,000        AAA/Aaa       U.S. Treasury Notes, 4.125%, 5/15/15                  742,844
  300,000        AAA/Aaa       U.S. Treasury Notes, 4.25%, 11/15/14                  282,141
  400,000        AAA/Aaa       U.S. Treasury Notes, 4.25%, 8/15/15                   374,266
  700,000        AAA/Aaa       U.S. Treasury Notes, 4.75%, 11/15/08                  693,739
  360,000        AAA/Aaa       U.S. Treasury Notes, 5.375%, 2/15/31                  366,216
   95,000        AAA/Aaa       U.S. Treasury Notes, 5.5%, 8/15/28                     97,605
1,100,000        AAA/Aaa       U.S. Treasury Notes, 5.625%, 5/15/08                1,108,680
  500,000        AAA/Aaa       U.S. Treasury Notes, 4.75%, 5/15/14                   487,744
  200,000        AAA/Aaa       U.S. Treasury Strip, 0.0%, 11/15/15                   123,202
                                                                                ------------
                                                                                $ 28,778,325
                                                                                ------------
                               TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                               (Cost $29,919,793)                               $ 28,778,325
                                                                                ------------
    Shares                     TEMPORARY CASH INVESTMENT - 3.6%
                               Security Lending Collateral - 3.6%
4,186,236                      Securities Lending Investment Fund, 5.16%        $  4,186,236
                                                                                ------------
                               TOTAL TEMPORARY CASH INVESTMENT
                               (Cost $4,186,236)                                $  4,186,236
                                                                                ------------
                               TOTAL INVESTMENT IN SECURITIES - 103.0%
                               (Cost $110,536,744)                              $122,125,558
                                                                                ------------
                               OTHER ASSETS AND LIABILITIES - (3.0)%            $ (3,509,996)
                                                                                ------------
                               TOTAL NET ASSETS - 100.0%                        $118,615,562
                                                                                ============

(A.D.R.) American Depositary Receipt
*        Non-income producing security
N/R      Not rated by either S&P or Moody's
(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration At June 30, 2006, the value of these securities amounted to $2,110,712 or 1.8% of total net assets.

(a)     At June 30, 2006, the net unrealized gain on investments based on cost for federal income tax purposes of $110,568,116 was as follows:
           Aggregate gross unrealized gain for all investments in
           which there is an excess of value over tax cost                         $ 15,375,743
           Aggregate gross unrealized loss for all investments in
           which there is an excess of tax cost over value                           (3,818,301)
                                                                                   ------------
       Net unrealized gain                                                         $ 11,557,442
                                                                                   ============


30    The accompanying notes are an integral part of these financial statements.

Pioneer Balanced Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(b)   At June 30, 2006, the following securities were out on loan:

    Principal                                                 Market
     Amount        Security                                   Value
 $      14,751     Anheuser-Busch Companies, Inc.           $  672,498
         9,603     Cintas Corp.*                               381,815
        16,236     Encana Corp.                                854,663
        79,000     Ford Motor Co., 7.25%, 10/1/08               79,626
       495,000     General Motors, 7.2%, 1/15/11               454,410
        12,692     Newmont Mining Corp.                        671,788
        31,300     Teva Pharmaceutical Industries, Ltd.        988,767
                                                            ----------
                   Total                                    $4,103,567
                                                            ==========

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2006 aggregated $8,157,032 and $17,716,686, respectively.


The accompanying notes are an integral part of these financial statements.   31

Pioneer Balanced Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/06 (unaudited)
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (including securities loaned of
    $4,103,567) (cost $110,536,744)                                    $122,125,558
  Cash                                                                      429,095
  Receivables -
    Investment securities sold                                            1,174,401
    Fund shares sold                                                         21,535
    Forward foreign currency portfolio hedge contracts, open net              5,556
    Dividends, interest and foreign taxes withheld                          434,246
    Due from Pioneer Investment Management, Inc.                                536
  Other                                                                      19,427
                                                                       ------------
     Total assets                                                      $124,210,354
                                                                       ------------
LIABILITIES:
  Payables -
    Investment securities purchased                                    $    982,156
    Fund shares repurchased                                                 324,124
    Upon return of securities loaned                                      4,186,236
  Due to affiliates                                                          51,792
  Accrued expenses                                                           50,484
                                                                       ------------
     Total liabilities                                                 $  5,594,792
                                                                       ------------
NET ASSETS:
  Paid-in capital                                                      $110,220,206
  Distributions in excess of net investment income                          (23,901)
  Accumulated net realized loss on investments and foreign currency
    transactions                                                         (3,175,042)
  Net unrealized gain on investments                                     11,588,814
  Net unrealized gain on forward foreign currency contracts and
    other assets and liabilities denominated in foreign currencies            5,485
                                                                       ------------
     Total net assets                                                  $118,615,562
                                                                       ============
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $86,935,396/8,851,197 shares)                      $       9.82
                                                                       ============
  Class B (based on $13,531,823/1,395,652 shares)                      $       9.70
                                                                       ============
  Class C (based on $10,092,788/1,031,763 shares)                      $       9.78
                                                                       ============
  Investor Class (based on $8,055,555/820,551 shares)                  $       9.82
                                                                       ============
MAXIMUM OFFERING PRICE:
  Class A ($9.82 [divided by] 95.5%)                                   $      10.28
                                                                       ============


32    The accompanying notes are an integral part of these financial statements.

Pioneer Balanced Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (unaudited)
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/06


INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $563)        $   501,416
  Interest                                                   1,168,093
  Income from securities loaned, net                             5,453
                                                           -----------
     Total investment income                                                  $ 1,674,962
                                                                              -----------
EXPENSES:
  Management fees                                          $   409,643
  Transfer agent fees and expenses
   Class A                                                     138,351
   Class B                                                      36,370
   Class C                                                      19,050
   Investor Class                                               17,032
  Distribution fees
   Class A                                                     109,730
   Class B                                                      73,572
   Class C                                                      58,198
  Administrative reimbursements                                 12,345
  Custodian fees                                                10,559
  Professional fees                                             15,901
  Printing expense                                              24,722
  Fees and expenses of nonaffiliated trustees                    4,257
  Miscellaneous                                                 12,920
                                                           -----------
     Total expenses                                                           $   942,650
     Less management fees waived and
       expenses reimbursed by Pioneer
       Investment Management, Inc.                                                 (3,075)
                                                                              -----------
     Net expenses                                                             $   939,575
                                                                              -----------
       Net investment income                                                  $   735,387
                                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
  Net realized gain (loss) on:
   Investments                                             $ 2,132,702
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies            (191)       $ 2,132,511
                                                           -----------        -----------
  Change in net unrealized gain on:
   Investments                                             $(2,830,447)
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies           5,485        $(2,824,962)
                                                           -----------        -----------
  Net loss on investments and foreign
   currency transactions                                                      $  (692,451)
                                                                              -----------
  Net increase in net assets resulting from operations                        $    42,936
                                                                              ===========


The accompanying notes are an integral part of these financial statements.   33

Pioneer Balanced Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/06 and the Year Ended 12/31/05


                                                              Six Months
                                                                Ended              Year
                                                               6/30/06            Ended
                                                             (unaudited)         12/31/05
FROM OPERATIONS:
Net investment income                                       $     735,387     $   1,431,146
Net realized gain on investments and foreign currency
  transactions                                                  2,132,511         4,998,446
Change in net unrealized loss on investments and
  foreign currency transactions                                (2,824,962)       (2,249,215)
                                                            -------------     -------------
    Net increase in net assets resulting from
     operations                                             $      42,936     $   4,180,377
                                                            -------------     -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
    Class A ($0.07 and $0.14 per share, respectively)       $    (629,082)    $  (1,384,378)
    Class B ($0.03 and $0.06 per share, respectively)             (43,193)         (101,717)
    Class C ($0.03 and $0.07 per share, respectively)             (33,179)          (95,269)
    Investor Class ($0.09 and $0.17 per share,
     respectively)                                                (76,125)         (167,088)
                                                            -------------     -------------
     Total distributions to shareowners                     $    (781,579)    $  (1,748,452)
                                                            -------------     -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                            $   6,389,493     $  13,360,430
Reinvestment of distributions                                     714,822         1,595,887
Cost of shares repurchased                                    (17,970,814)      (38,298,111)
                                                            -------------     -------------
    Net decrease in net assets resulting from
     Fund share transactions                                $ (10,866,499)    $ (23,341,794)
                                                            -------------     -------------
    Net decrease in net assets                              $ (11,605,142)    $ (20,909,869)
NET ASSETS:
Beginning of period                                           130,220,704       151,130,573
                                                            -------------     -------------
End of period (including undistributed (distributions in
  excess of) net investment income of ($23,901) and
  $22,291 respectively)                                     $ 118,615,562     $ 130,220,704
                                                            =============     =============

34    The accompanying notes are an integral part of these financial statements.

Pioneer Balanced Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   '06 Shares      '06 Amount       '05 Shares      '05 Amounts
                                  (unaudited)      (unaudited)
CLASS A
Shares sold                           423,777    $   4,281,184         801,871    $   7,780,552
Reinvestment of distributions          58,105          574,161         129,132        1,260,024
Less shares repurchased            (1,001,540)     (10,049,384)     (1,946,433)     (18,968,004)
                                   ----------    -------------      ----------    -------------
    Net decrease                     (519,658)   $  (5,194,039)     (1,015,430)   $  (9,927,428)
                                   ==========    =============      ==========    =============
CLASS B
Shares sold                           125,503    $   1,245,244         358,655    $   3,442,850
Reinvestment of distributions           3,791           36,888           9,121           88,008
Less shares repurchased              (378,142)      (3,764,385)       (635,188)      (6,084,346)
                                   ----------    -------------      ----------    -------------
    Net decrease                     (248,848)   $  (2,482,253)       (267,412)   $  (2,553,488)
                                   ==========    =============      ==========    =============
CLASS C
Shares sold                            85,849    $     857,144         219,863    $   2,130,962
Reinvestment of distributions           3,142           30,831           9,043           87,662
Less shares repurchased              (316,860)      (3,161,265)       (386,809)      (3,755,990)
                                   ----------    -------------      ----------    -------------
    Net decrease                     (227,869)   $  (2,273,290)       (157,903)   $  (1,537,366)
                                   ==========    =============      ==========    =============
INVESTOR CLASS
Shares sold                               591    $       5,921             612    $       6,066
Reinvestment of distributions           7,373           72,942          16,430          160,193
Less shares repurchased               (98,659)        (995,780)       (969,565)      (9,489,771)
                                   ----------    -------------      ----------    -------------
    Net decrease                      (90,695)   $    (916,917)       (952,523)   $  (9,323,512)
                                   ==========    =============      ==========    =============



The accompanying notes are an integral part of these financial statements.   35

Pioneer Balanced Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            Six Months
                                                               Ended
                                                              6/30/06     Year Ended
                                                            (unaudited)    12/31/05
CLASS A
Net asset value, beginning of period                         $  9.89       $  9.72
                                                             -------       -------
Increase (decrease) from investment operations:
 Net investment income                                       $  0.07       $  0.11
 Net realized and unrealized gain (loss) on investments        (0.07)         0.20
                                                             -------       -------
  Net increase (decrease) from investment operations         $     -       $  0.31
Distributions to shareowners:
 Net investment income                                         (0.07)        (0.14)
                                                             -------       -------
Net increase (decrease) in net asset value                   $ (0.07)      $  0.17
                                                             -------       -------
Net asset value, end of period                               $  9.82       $  9.89
                                                             =======       =======
Total return*                                                   0.00%         3.25%
Ratio of net expenses to average net assets+                    1.32%**       1.35%
Ratio of net investment income to average net assets+           1.34%**       1.21%
Portfolio turnover rate                                           13%**         26%
Net assets, end of period (in thousands)                     $86,935       $92,715
Ratios with reductions for fees paid indirectly:
 Net expenses                                                   1.32%**       1.35%
 Net investment income                                          1.34%**       1.21%

                                                           Year Ended   Year Ended   Year Ended    Year Ended
                                                            12/31/04     12/31/03     12/31/02    12/31/01 (a)
CLASS A
Net asset value, beginning of period                        $   9.47     $   8.29     $   9.46     $   9.94
                                                            --------     --------     --------     --------
Increase (decrease) from investment operations:
 Net investment income                                      $   0.14     $   0.12     $   0.11     $   0.19
 Net realized and unrealized gain (loss) on investments         0.27         1.20        (1.17)       (0.47)
                                                            --------     --------     --------     --------
  Net increase (decrease) from investment operations        $   0.41     $   1.32     $  (1.06)    $  (0.28)
Distributions to shareowners:
 Net investment income                                         (0.17)       (0.14)       (0.11)       (0.20)
                                                            --------     --------     --------     --------
Net increase (decrease) in net asset value                  $   0.25     $   1.18     $  (1.17)    $  (0.48)
                                                            --------     --------     --------     --------
Net asset value, end of period                              $   9.71     $   9.47     $   8.29     $   9.46
                                                            ========     ========     ========     ========
Total return*                                                   4.43%       15.99%      (11.20)%      (2.87)%
Ratio of net expenses to average net assets+                    1.29%        1.38%        1.41%        1.31%
Ratio of net investment income to average net assets+           1.51%        1.25%        1.19%        1.97%
Portfolio turnover rate                                           31%          44%         180%         133%
Net assets, end of period (in thousands)                    $100,920     $107,265     $106,734     $141,746
Ratios with reductions for fees paid indirectly:
 Net expenses                                                   1.29%        1.38%        1.41%        1.30%
 Net investment income                                          1.51%        1.25%        1.19%        1.98%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratio with no reduction for fees paid indirectly.
(a) At January 1, 2001, the Fund began accreting discounts and amortizing premiums on debt securities. The effect of this change for the year ended December 31, 2001, was to decrease net investment income by less than one cent per share, increase net realized and unrealized gain (loss) by less than one cent per share and decrease the ratio of net investment income to average net assets assuming reduction for fees paid indirectly from 2.02% to 1.98%. Per share ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.

   The accompanying notes are an integral part of these financial statements.

Pioneer Balanced Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            Six Months
                                                               Ended
                                                              6/30/06     Year Ended
                                                            (unaudited)    12/31/05
CLASS B
Net asset value, beginning of period                         $  9.77       $  9.61
                                                             -------       -------
Increase (decrease) from investment operations:
 Net investment income                                       $  0.02       $  0.02
 Net realized and unrealized gain (loss) on investments        (0.06)         0.20
                                                             -------       -------
  Net increase (decrease) from investment operations         $ (0.04)      $  0.22
Distributions to shareowners:
 Net investment income                                         (0.03)        (0.06)
                                                             -------       -------
Net increase (decrease) in net asset value                   $ (0.07)      $  0.16
                                                             -------       -------
Net asset value, end of period                               $  9.70       $  9.77
                                                             =======       =======
Total return*                                                  (0.41)%        2.29%
Ratio of net expenses to average net assets+                    2.27%**       2.30%
Ratio of net investment income to average net assets+           0.38%**       0.26%
Portfolio turnover rate                                           13%**         26%
Net assets, end of period (in thousands)                     $13,532       $16,074
Ratios with reduction for fees paid indirectly:
 Net expenses                                                   2.27%**       2.30%
 Net investment income                                          0.38%**       0.26%

                                                           Year Ended   Year Ended   Year Ended    Year Ended
                                                            12/31/04     12/31/03     12/31/02    12/31/01 (a)
CLASS B
Net asset value, beginning of period                        $  9.37      $  8.21     $    9.36      $  9.85
                                                            -------      -------     ---------      -------
Increase (decrease) from investment operations:
 Net investment income                                      $  0.05      $  0.03     $    0.02      $  0.12
 Net realized and unrealized gain (loss) on investments        0.27         1.18         (1.13)       (0.48)
                                                            -------      -------     ---------      -------
  Net increase (decrease) from investment operations        $  0.32      $  1.21     $   (1.11)     $ (0.36)
Distributions to shareowners:
 Net investment income                                        (0.08)       (0.05)        (0.04)       (0.13)
                                                            -------      -------     ---------      -------
Net increase (decrease) in net asset value                  $  0.24      $  1.16     $   (1.15)     $ (0.49)
                                                            -------      -------     ---------      -------
Net asset value, end of period                              $  9.61      $  9.37     $    8.21      $  9.36
                                                            =======      =======     =========      =======
Total return*                                                  3.48%       14.71%       (11.90)%      (3.72)%
Ratio of net expenses to average net assets+                   2.24%        2.35%         2.32%        2.20%
Ratio of net investment income to average net assets+          0.59%        0.27%         0.28%        1.04%
Portfolio turnover rate                                          31%          44%          180%         133%
Net assets, end of period (in thousands)                    $18,369      $16,168     $  16,256      $18,110
Ratios with reduction for fees paid indirectly:
 Net expenses                                                  2.24%        2.35%         2.32%        2.19%
 Net investment income                                         0.59%        0.27%         0.28%        1.05%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratio with no reduction for fees paid indirectly.
(a) At January 1, 2001, the Fund began accreting discounts and amortizing premiums on debt securities. The effect of this change for the year ended December 31, 2001, was to decrease net investment income by less than one cent per share, increase net realized and unrealized gain (loss) by less than one cent per share and decrease the ratio of net investment income to average net assets assuming reduction for fees paid indirectly from 1.08% to 1.05%. Per share ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.

   The accompanying notes are an integral part of these financial statements.

Pioneer Balanced Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            Six Months
                                                               Ended
                                                              6/30/06     Year Ended
                                                            (unaudited)    12/31/05
CLASS C
Net asset value, beginning of period                         $  9.85       $  9.68
                                                             -------       -------
Increase (decrease) from investment operations:
 Net investment income                                       $  0.03       $  0.04
 Net realized and unrealized gain (loss) on investments        (0.07)         0.20
                                                             -------       -------
  Net increase (decrease) from investment operations         $ (0.04)      $  0.24
Distributions to shareowners:
 Net investment income                                         (0.03)        (0.07)
                                                             -------       -------
Net increase (decrease) in net asset value                   $ (0.07)      $  0.17
                                                             -------       -------
Net asset value, end of period                               $  9.78       $  9.85
                                                             =======       =======
Total return*                                                  (0.41)%        2.51%
Ratio of net expenses to average net assets+                    2.10%**       2.12%
Ratio of net investment income to average net assets+           0.55%**       0.44%
Portfolio turnover rate                                           13%**         26%
Net assets, end of period (in thousands)                     $10,093       $12,411
Ratios with reduction for fees paid indirectly:
 Net expenses                                                   2.10%**       2.12%
 Net investment income                                          0.55%**       0.44%

                                                           Year Ended   Year Ended   Year Ended    Year Ended
                                                            12/31/04     12/31/03     12/31/02    12/31/01 (a)
CLASS C
Net asset value, beginning of period                        $  9.45      $  8.27     $    9.44      $  9.94
                                                            -------      -------     ---------      -------
Increase (decrease) from investment operations:
 Net investment income                                      $  0.06      $  0.02     $    0.01      $  0.13
 Net realized and unrealized gain (loss) on investments        0.26         1.20         (1.14)       (0.54)
                                                            -------      -------     ---------      -------
  Net increase (decrease) from investment operations        $  0.32      $  1.22     $   (1.13)     $ (0.41)
Distributions to shareowners:
 Net investment income                                        (0.09)       (0.04)        (0.04)       (0.09)
                                                            -------      -------     ---------      -------
Net increase (decrease) in net asset value                  $  0.23      $  1.18     $   (1.17)     $ (0.50)
                                                            -------      -------     ---------      -------
Net asset value, end of period                              $  9.68      $  9.45     $    8.27      $  9.44
                                                            =======      =======     =========      =======
Total return*                                                  3.42%       14.82%       (12.02)%      (4.11)%
Ratio of net expenses to average net assets+                   2.18%        2.38%         2.53%        2.44%
Ratio of net investment income to average net assets+          0.73%        0.24%         0.06%        0.75%
Portfolio turnover rate                                          31%          44%          180%         133%
Net assets, end of period (in thousands)                    $13,720      $ 8,416     $   7,806      $ 5,499
Ratios with reduction for fees paid indirectly:
 Net expenses                                                  2.18%        2.38%         2.53%        2.43%
 Net investment income                                         0.73%        0.24%         0.06%        0.76%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratio with no reduction for fees paid indirectly.
(a) At January 1, 2001, the Fund began accreting discounts and amortizing premiums on debt securities. The effect of this change for the year ended December 31, 2001, was to decrease net investment income by less than one cent per share, increase net realized and unrealized gain (loss) by less than one cent per share and decrease the ratio of net investment income to average net assets assuming reduction for fees paid indirectly from 0.86% to 0.76%. Per share ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.

  The accompanying notes are an integral part of these financial statements.

Pioneer Balanced Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                 Six Months
                                                   Ended                    12/11/04 (a)
                                                  6/30/06     Year Ended         to
                                                (unaudited)    12/31/05       12/31/04
INVESTOR CLASS
Net asset value, beginning of period             $  9.90       $  9.72       $  9.66
                                                 -------       -------       -------
Increase from investment operations:
  Net investment income                          $  0.08       $  0.18       $  0.01
  Net realized and unrealized gain (loss)
   on investments                                  (0.07)         0.17          0.05
                                                 -------       -------       -------
   Net increase from investment operations       $  0.01       $  0.35       $  0.06
Distributions to shareowners:
  Net investment income                            (0.09)        (0.17)            -
                                                 -------       -------       -------
Net increase (decrease) in net asset value       $ (0.08)      $  0.18       $  0.06
                                                 -------       -------       -------
Net asset value, end of period                   $  9.82       $  9.90       $  9.72
                                                 =======       =======       =======
Total return*                                       0.10%         3.62%         0.62%(b)
Ratio of net expenses to average net assets+        1.10%**       1.11%         1.06%**
Ratio of net investment income to average
  net assets+                                       1.56%**       1.49%         1.06%**
Portfolio turnover rate                               13%**         26%           31%
Net assets, end of period (in thousands)         $ 8,056       $ 9,020       $18,121
Ratios with no assumption of expenses by
  PIM and no reduction for fees paid
  indirectly:
  Net expenses                                      1.17%**       1.14%         1.06%**
  Net investment income                             1.49%**       1.45%         1.06%**
Ratios with assumption of expenses by PIM
  and reduction for fees paid indirectly:
  Net expenses                                      1.10%**       1.10%         1.06%**
  Net investment income                             1.56%**       1.49%         1.06%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges.
**   Annualized.
+    Ratio with no reduction for fees paid indirectly.
(a)  Investor class shares commenced operations on December 11, 2004.
(b)  Not Annualized

The accompanying notes are an integral part of these financial statements.   39

Pioneer Balanced Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/06 (unaudited)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Balanced Fund (the Fund) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is to seek capital growth and current income by actively managing investments in a diversified portfolio of equity securities and bonds.

The Trustees have authorized the issuance of four classes of shares of the Fund. The Fund offers four Classes of shares designated as - Class A, Class B, Class C and Investor Class shares. Investor Class shares were first issued December 10, 2004. The Fund is not offering additional Investor Class shares except in connection with the reinvestment of dividends on the Fund's outstanding Investor Class shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and has exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively. There is no distribution plan for Investor Class shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain and losses on investments during the reporting year. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:


A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, debt securities are valued at prices supplied by independent pricing services,

Pioneer Balanced Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund also may use the fair value of a security including a non-U.S. security when the closing market price on the principal exchange where the security is traded no longer reflects the value of the security. At June 30, 2006 there were no securities fair valued. Temporary cash investments are valued at amortized cost.

    Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in exercise of reasonable diligence. Interest income is recorded on the accrual basis. All discounts/premiums on debt securities are accreted/amortized into interest income for financial reporting purposes.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

    The Fund invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws. The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase of decrease more than other fixed-income securities. Mortgage backed securities are also subject to pre-payments. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other

Pioneer Balanced Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/06 (unaudited)                  (continued)
--------------------------------------------------------------------------------

    risks affecting those industries and sectors. Information regarding the Fund's principal risk is contained in the Fund's prospectus. Please refer to those documents when considering the Fund's risks.


B.  Futures Contracts

    The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments on futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market risk which may exceed the amounts recognized by the Fund. Changes in the value of the contracts may not directly correlate to the changes in the value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging and trading strategies and potentially result in a loss. As of June 30, 2006, the Fund had no open futures contracts.


C. Forward Foreign Currency Contracts

    The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 7).

Pioneer Balanced Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

D. Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

    The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

    The tax character of current year distributions paid will be determined at the end of the current fiscal year. The tax character of distributions paid during the year ended December 31, 2005 and was as follows:

--------------------------------------------------------------------
                                    2005
--------------------------------------------------------------------
  Distributions paid from:
  Ordinary income              $1,748,452
  Long-term capital gain                -
                               ----------
    Total                      $1,748,452
                               ==========
--------------------------------------------------------------------


    The following shows the components of distributable earnings on a federal income tax basis at December 31, 2005.

--------------------------------------------------------------------
                                       2005
--------------------------------------------------------------------
  Undistributed ordinary income     $   31,314
  Capital loss carryforward         (5,285,204)
  Unrealized appreciation           14,387,889
                                    ----------
    Total                           $9,133,999
                                    ==========
--------------------------------------------------------------------


    The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales and the tax treatment of premium and amortization.

Pioneer Balanced Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/06 (unaudited)                  (continued)
--------------------------------------------------------------------------------

E.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned $7,919 in underwriting commissions on the sale of Class A shares during the six months ended June 30, 2006.


F.  Class Allocations

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Investor Class shares are not subject to a distribution plan. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C and Investor Class shares can bear different transfer agent and distribution fees.


G.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

Pioneer Balanced Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

H.  Security Lending

    The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Fund's custodian acting as the lending agent. When entering into a loan, the Fund receives collateral, which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or payments in lieu of dividends on the securities loaned. Gain or loss in the fair value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The amount of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Fund has the right under the lending agreements to recover the securities from the borrower on demand. The Fund invests cash collateral in interest bearing bank deposits.


2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredito Italiano, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $1 billion; 0.60% of the next $4 billion; and 0.55% of the excess over $5 billion.

Through December 10, 2006, PIM has agreed not to impose all or a portion of its management fee and to assume other operating expenses (excluding taxes, commissions, interest and extraordinary expenses) of the Fund to the extent necessary to limit Investor Class expenses to 1.10% of the average daily net assets attributable to Investor Class shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At June 30, 2006, $2,974 was payable to PIM related to management fees, administrative costs and certain other services, and is included in due to affiliates.

Pioneer Balanced Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/06 (unaudited)                  (continued)
--------------------------------------------------------------------------------

3. Transfer Agent

PIMSS, a wholly owned subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $47,597 in transfer agent fees payable to PIMSS at June 30, 2006.


4. Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $1,221 in distribution fees payable to PFD at June 30, 2006.

In addition, redemptions of each class of shares (except Investor Class shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase. Class B shares subscribed on or after December 1, 2004 that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time those shares were purchased. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the six months ended June 30, 2006, CDSCs in the amount of $18,708 were paid to PFD.


5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months

Pioneer Balanced Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ended June 30, 2006, the Fund's expenses were not reduced under such arrangements.


6. Line of Credit Facility

The Fund, along with certain others in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings is payable at the Federal Funds Rate plus 1/2% on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the six months ended June 30, 2006, the Fund had no borrowings under this agreement.


7. Forward Foreign Currency Contracts

During the six months ended June 30, 2006, the Fund had entered into various contracts that obligate the Fund to deliver currencies at specified future dates. At the maturity of a contract, the Fund must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Fund may close out such contracts by entering into an offsetting hedge contract. At June 30, 2006, the Fund had no outstanding settlement hedges. The Fund's gross forward currency portfolio contracts receivable and payable as of June 30, 2006 were $176,226 and $170,670, respectively, resulting in a net receivable of $5,556.


8. Merger Information

On December 8, 2004, beneficial owners of Safeco Balanced Fund (one of the series that comprised Safeco Common Stock Trust) approved a proposed Agreement and Plan of Reorganization that provided for the merger listed below. This tax-free reorganization was accomplished on December 10, 2004, by exchanging all of Safeco's net assets for Investor Class shares, based on the Fund's Class A shares' ending net asset value. The following charts show the details of the reorganizations as of that closing date ("Closing Date"):

Pioneer Balanced Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/06 (unaudited)                  (continued)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------
                                 Pioneer                   Safeco                   Pioneer
                              Balanced Fund             Balanced Fund            Balanced Fund
                          (Pre-Reorganization )     (Pre-Reorganization)     (Post-Reorganization)
--------------------------------------------------------------------------------------------------
  Net Assets                   $131,213,704              $18,324,440             $149,538,144
  Shares Outstanding             13,574,726                1,479,627               15,471,658
  Investor Shares
   Issued                                                                           1,896,932
--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
                                            Unrealized                    Accumulated
                                          Appreciation/                     Loss on
                                         on Closing Date                  Closing Date
--------------------------------------------------------------------------------------------------
  Safeco Balanced Fund                      $2,484,884                   $(483,521)
--------------------------------------------------------------------------------------------------


ADDITIONAL INFORMATION (unaudited)

For the fiscal year ended December 31, 2005, the percentage of the ordinary income distributions made by the Fund subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003, was 61.37%.

The qualifying percentage of the Fund's ordinary income dividends for the purposes of the corporate dividends received deduction was 57.58%.

Pioneer Balanced Fund
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Trustees                                   Officers
John F. Cogan, Jr., Chairman               John F. Cogan, Jr., President
David R. Bock                              Osbert M. Hood, Executive
Mary K. Bush                                Vice President
Margaret B.W. Graham                       Vincent Nave, Treasurer
Osbert M. Hood                             Dorothy E. Bourassa, Secretary
Thomas J. Perna
Marguerite A. Piret
Stephen K. West
John Winthrop


Investment Adviser
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll-free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

 We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

  Call us for:

  Account Information, including existing accounts,
  new accounts, prospectuses, applications
  and service forms                                            1-800-225-6292

  FactFone(SM) for automated fund yields, prices,
  account information and transactions                         1-800-225-4321

  Retirement plans information                                 1-800-622-0176

  Telecommunications Device for the Deaf (TDD)                 1-800-225-1997

  Write to us:

  PIMSS, Inc.
  P.O. Box 55014
  Boston, Massachusetts 02205-5014


  Our toll-free fax                                            1-800-225-4240


  Our internet e-mail address              ask.pioneer@pioneerinvestments.com
 (for general questions about Pioneer only)


  Visit our web site:                              www.pioneerinvestments.com


 Before investing consider the Fund's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus containing this information. Read it carefully.

 The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

    N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.



N/A


(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's independent auditor, Ernst &
Young LLP ("E&Y"), has advised the Audit
Committee of the Fund's Board of Trustees that E&Ys Spanish affiliate (E&Y Spain) performed certain non-audit work for Pioneer Global
Investments Limited ("PGIL"), an affiliate of the Funds investment adviser. The services involved the receipt and disbursement of monies transferred to E&Y Spain by PGIL in payment of individual payroll and related income tax withholdings due on returns prepared by E&Y Spain for certain PGIL employees located in Spain from February 2001 to October 2005. E&Y became auditors of the Fund in May 2002. These payroll and tax services were discontinued in November 2005. The annual fee received by E&Y Spain for all such services totaled approximately 9,000 Euro per year. E&Y has informed the Audit Committee that based on its internal reviews and the de minimus nature of the services provided and fees received, E&Y does not believe its independence with respect to the Fund has been impaired or that it is disqualified from acting as independent auditors to the Fund.

N/A



Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded, that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Balanced Fund


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date August 31, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date August 31, 2006


By (Signature and Title)* /s/ Vincent Nave
Vincent Nave, Treasurer

Date August 31, 2006

* Print the name and title of each signing officer under his or her signature.